Exhibit 10.3(1)

DIREXION SHARES ETF TRUST II

FIRST AMENDMENT TO THE FUND ADMINISTRATION SERVICING AGREEMENT

THIS FIRST AMENDMENT, dated as of July 7, 2014, to the Fund Administration Servicing Agreement dated as of January 28, 2014 (the “Agreement”), is entered into by and among DIREXION SHARES ETF TRUST II, a Delaware statutory trust (the “Trust”), DIREXION ASSET MANAGEMENT, LLC (the “Sponsor”) and U.S. BANCORP FUND SERVICES, LLC, a Wisconsin limited liability company (“Fund Services”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the preamble of the Agreement to delete the listing of each series under the Trust and to delete Exhibit A; and

WHEREAS, Section 12 of the Agreement allows for its amendment by a written instrument executed by all parties.

NOW, THEREFORE, the parties agree that Exhibit A, the listing of the Funds, is hereby deleted from the Agreement and the first and fourth paragraphs of the preamble of the Agreement are hereby superseded and replaced with the following:

THIS AGREEMENT is made and entered into as of this 28th day of January, 2014, by and among DIREXION SHARES ETF TRUST II, a Delaware statutory trust (the “Trust”) acting for and on behalf of each series as are currently authorized and issued by the Trust or may be authorized and issued by the Trust subsequent to the date of this Agreement (each a “Fund” and collectively the “Funds”), DIREXION ASSET MANAGEMENT, LLC, the sponsor of the Funds (“Sponsor”) and U.S. BANCORP FUND SERVICES, LLC, a Wisconsin limited liability company (“Fund Services”).

WHEREAS, the Trust and Sponsor desire to retain Fund Services to provide fund administration services to each Fund;

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by a duly authorized officer on one or more counterparts as of the day and year first written above.

DIREXION SHARES ETF TRUST II ASSOCIATION		U.S. BANCORP FUND SERVICES, LLC

By:	/s/ Patrick Rudnick	By:	/s/ Michael R. McVoy
Name:	Patrick Rudnick	Name:	Michael R. McVoy
Title:	Chief Financial Officer	Title:	Executive Vice President

(signatures continued on the following page)

7/2014 – Direxion Shares ETF Trust II	1

DIREXION ASSET MANAGEMENT, LLC

By:	/s/ Patrick Rudnick
Name:	Patrick Rudnick
Title:	Chief Financial Officer

7/2014 – Direxion Shares ETF Trust II	2